FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)     May  2,  2005
                                                       -------------------------

                             PAYMENT  DATA  SYSTEMS,  INC.
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             (Exact name of registrant as specified in its charter)

            NEVADA                      000-30152                  98-0190072
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(State  or  other  jurisdiction       (Commission               (IRS  Employer
         of  incorporation)           File  Number)         Identification  No.)

    12500  SAN  PEDRO,  SUITE  120,  SAN  ANTONIO,  TEXAS               78216
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          (Address of principal executive offices)                   (Zip Code)


Registrant's  telephone  number,  including  area  code        (210)  249-4100
                                                       -------------------------

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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
       CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange  Act  (17  CFR  240.13e-4(c))
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ITEM  8.01  OTHER  EVENTS.

            On May 2, 2005, the Registrant entered into a Common Stock Rights Agreement between the Registrant and American Stock Transfer & Trust Company, as Rights Agent. The Common Stock Rights Agreement is filed as Exhibit 4.1 and incorporated herein by reference.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

EXHIBIT NO.         DOCUMENT DESCRIPTION
----------          --------------------
   4.1              Rights  Agreement  between  Payment  Data  Systems, Inc. and
                    American  Stock  Transfer & Trust Company, dated May 2, 2005
                    (included as exhibit 4.1 to the Form 8-A filed May 4, 2005, and incorporated herein by reference).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Payment Data Systems, Inc.
                                           -------------------------------------
                                                         (Registrant)
Date   May  5,  2005
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                                                     /s/  Michael  R.  Long
                                           -------------------------------------
                                                           (Signature)

                                           Print  Name:  Michael  R.  Long
                                           Title:  Chief  Executive  Officer